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                                 PROMISSORY NOTE

                    DATED as of the 12th day of Ocober, 2006.


TO:               JANETTA VOITENKOVA
                  604 Union Street, Suite 4200
                  Seattle, WA 98101

                  (the "Lender")

FOR VALUE RECEIVED, GRAND MOTION, INC. (GRAND MOTION), at 601 Union Street, Suite 4200, Seattle, WA 98101 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below ("Principal").

The following are the terms and conditions of the Note:


1.       Principal amount:       $10,000.

2.       Interest:               6% per annum, simple interest, compounded
                                 yearly, not in advance

3.       Maturity date:          This Note shall mature and be due and payable
                                 on demand.

4.       Payment:                The Principal  balance and accrued interest
                                 outstanding shall be paid to the Lender upon demand at the address set out above.

5.       Default:                In the event of a default of the payment of any
                                 Principal in accordance with the terms of this Note Grand Motion shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.       Further Assurances:     Grand  Motion  agrees to do or cause to be done
                                 all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.       Currency:               All funds and dollar amounts referred to in
                                 this Note are in the lawful currency of the United States of America.

8.       Jurisdiction:           This Note shall be interpreted  in accordance
                                 with the laws in effect from time to time in the Province of British Columbia.


                  IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.


SIGNED, and DELIVERED                                     )
by GRAND MOTION, INC.                                     )
in the presence of:                                       )
                                                          )
---------------------------------------                   )
Witness                                                   )  ------------------
                                                          )  GRAND MOTION, INC.
---------------------------------------                   )
Address                                                   )
                                                          )
---------------------------------------                   )
Postal Code                                               )


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                                 PROMISSORY NOTE

                  DATED as of the 30th day of November, 2006.


TO:               JANETTA VOITENKOVA
                  604 Union Street, Suite 4200
                  Seattle, WA 98101


                  (the "Lender")

FOR VALUE RECEIVED, GRAND MOTION, INC. (GRAND MOTION), at 601 Union Street, Suite 4200, Seattle, WA 98101 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below ("Principal").

The following are the terms and conditions of the Note:


1.       Principal amount:          $7,000.

2.       Interest:                  6% per annum, simple interest, compounded
                                    yearly, not in advance

3.       Maturity date:             This Note shall mature and be due and
                                    payable on demand.

4.       Payment:                   The Principal  balance and accrued interest
                                    outstanding shall be paid to the Lender upon demand at the address set out above.

5.       Default:                   In the event of a default of the payment of
                                    any Principal in accordance with the terms of this Note Grand Motion shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.       Further Assurances:        Grand  Motion  agrees to do or cause to be
                                    done all acts or things necessary to
                                    implement  and carry into effect the
                                    provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.       Currency:                  All funds and dollar amounts referred to in
                                    this Note are in the lawful currency of the United States of America.

8.       Jurisdiction:              This Note shall be interpreted in accordance
                                    with the laws in effect from time to time in the Province of British Columbia.


                  IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.


SIGNED, and DELIVERED                           )
by GRAND MOTION, INC.                           )
in the presence of:                             )
                                                )
---------------------------------------         )
Witness                                         )
                                                            GRAND MOTION, INC.
---------------------------------------         )
Address                                         )
                                                )
---------------------------------------         )
Postal Code                                     )